UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☑ Filed by the Registrant                                                                     ☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12

GENERAL MOTORS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2020. GENERAL MOTORS COMPANY GENERAL MOTORS COMPANY GENERAL MOTORS GLOBAL HEADQUARTERS MAIL CODE 482-C24-A31 300 RENAISSANCE CENTER DETROIT, MI 48265 Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2020 Date: June 16, 2020 Time: 8:00 a.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/GM2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GM2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on page 3). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT AND NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS AND 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: P35952 Go to www.virtualshareholdermeeting.com/GM2020. Have the information that is printed in the box marked by the - arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D13555 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

**Voting Items**

**The Board of Directors recommends you vote <u>FOR</u> each Board nominee listed in Item 1.**

1. Election of Directors

   **Nominees:**

   1a. Mary T. Barra

   1b. Wesley G. Bush

   1c. Linda R. Gooden

   1d. Joseph Jimenez

   1e. Jane L. Mendillo

   1f. Judith A. Miscik

   1g. Patricia F. Russo

   1h. Thomas M. Schoewe

   1i. Theodore M. Solso

   1j. Carol M. Stephenson

   1k. Devin N. Wenig

**The Board of Directors recommends you vote <u>FOR</u> Board Item 2.**

2. Advisory Approval of Named Executive Officer Compensation

**The Board of Directors recommends you vote <u>1 YEAR</u> on Board Item 3.**

3. Advisory Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

**The Board of Directors recommends you vote <u>FOR</u> Board Items 4 and 5.**

4. Ratification of the Selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2020

5. Approval of the General Motors Company 2020 Long-Term Incentive Plan

**The Board of Directors recommends you vote <u>AGAINST</u> shareholder Items 6, 7, 8, and 9.**

6. Shareholder Proposal Regarding Shareholder Written Consent

7. Shareholder Proposal Regarding Proxy Access Amendment: Shareholder Aggregation Limit

8. Shareholder Proposal Regarding Report on Human Rights Policy Implementation

9. Shareholder Proposal Regarding Report on Lobbying Communications and Activities

D13556-P35952

D13557-P35952